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Exhibit B


HARVEYS CASINO RESORTS
DEFERRED COMPENSATION AGREEMENT
BENEFICIARY DESIGNATION FORM

You can designate one or more persons to be your beneficiary in the event of your death. If there is not a surviving spouse or child(ren), and no beneficiary is designated, payments will be made to your estate. You may change your beneficiary at any time.

I designate the following person(s) as my beneficiary(ies):

                                           Primary Beneficiary(ies)

Name                    Relationship              SS#         %

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                                          Secondary Beneficiary(ies)

Name                    Relationship              SS#         %

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In the event of one or more of the contingent beneficiary(ies) death, their interest shall lapse and their percentage will pass to the remaining beneficiary(ies) in equal amounts.

Nevada is a community property state; therefore, if you select a primary beneficiary(ies) other than your spouse, your spouse must sign this form as indication of their knowledge and consent.


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          (Your Signature)                             (Date)


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        (Your Spouse's Signature)                       (Date)